UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Vitality Biopharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 21, 2021

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to the Annual Meeting of Stockholders of Vitality Biopharma, Inc. to be held in the Medina Room at the Marriott Cleveland East Hotel at 26300 Harvard Road, Warrensville Heights, Ohio 44122, on August 12, 2021 at 9:00 am local time.

In accordance with the rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders over the Internet. It is anticipated that the Notice of Internet Availability of Proxy Materials will be mailed to our stockholders of record on or about June 23, 2021. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and vote online, by phone or by mail.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters we expect to be acted upon at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting regardless of the size of your securities holdings. Whether or not you plan to attend the Annual Meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares online, by mail or by phone. If you plan to attend the Annual Meeting in person, you will be required to present valid photo identification for admittance.

Sincerely,

Michael Cavanaugh

Chief Executive Officer

June 21, 2021

VITALITY BIOPHARMA, INC.

PROXY STATEMENT

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Vitality Biopharma, Inc.

1901 Avenue of the Stars, 2nd Floor

Los Angeles, California 90067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 12, 2021

The Annual Meeting of Stockholders of Vitality Biopharma, Inc., a Nevada corporation, will be held on August 12, 2021 in the Medina Room at the Marriott Cleveland East Hotel at 26300 Harvard Road, Warrensville Heights, Ohio 44122 beginning at 9:00 am local time. The matters to be considered and voted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying proxy statement, are:

(1)	to elect as directors the following three (3) individuals nominated by our Board of Directors: Edward Feighan, Richard Celeste and Michael Cavanaugh, each to serve until the 2022 Annual Meeting of Stockholders or until such time as their successors are duly elected and qualified;

(2)	to approve the Vitality Biopharma, Inc. 2021 Stock Incentive Plan (the “2021 Stock Incentive Plan”);

(3)	to consider and, in an advisory (non-binding) vote, approve our executive compensation program;

(4)	to consider and, in an advisory (non-binding) vote, approve the Board’s recommendation regarding the frequency of an advisory vote on our executive compensation program;

(5)	ratify the appointment of Meaden & Moore, Ltd. (“Meaden & Moore”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(6)	to act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed June 18, 2021 as the record date for the Annual Meeting. Only holders of record of our Common Stock with voting rights as of that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote will be available at the Annual Meeting.

You are entitled to attend the Annual Meeting only if you are a stockholder of the Company on the record date or hold a valid proxy from such a stockholder.

By Order of the Board of Directors

Richard McKilligan

Corporate Secretary

June 21, 2021

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 12, 2021, the Proxy Statement, proxy card and Annual Report on Form 10-K are available, free of charge, at www.vitalitybiopharma.vote.

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To the Shareholders of Vitality Biopharma, Inc.:

In October 2018, Vitality raised $8.5 million of financing to advance its drug development program and acquire a Beverly Hills-based addiction clinic with the strategy of converting it into a cannabis-based treatment center for opioid dependent patients. Two weeks after the closing of this financing transaction and for reasons unrelated to that investment, the SEC entered an order temporarily suspending trading in Vitality’s common stock.

Shortly after entry of the SEC’s order, Edward Feighan, a former U.S. Congressman and seasoned executive with deep public company experience, and Richard Celeste, a former Ohio Governor with a distinguished career in public and private service, joined Vitality’s board to provide critical guidance to and oversight over the Company’s then-existing management team. I also joined the Vitality board, bringing over two decades of special situation investment and management experience to the Company.

By May 2019, almost seven months after the SEC’s trading suspension, Vitality’s cash balance had declined from $8.5 million to approximately $5.0 million. At around this time, Mr. Feighan replaced Avtar Dhillon as Chairman of the Board and I replaced Bobby Brooke as our CEO.

Cash is King

Cash to a company is like water to a plant. With it, a company can grow and prosper, and without it, its future is terminal.

In May 2019, Vitality had three lines of business: (i) a pre-revenue cannabinoid drug development business requiring significant cash investment, (ii) a newly-acquired addiction clinic transitioning to a cannabis-centered opioid recovery clinic that was unprofitable and lacking focus, and (iii) a small legacy medical test kit operation that was unprofitable and noncore.

Vitality had 36 employees on its payroll and a cash burn rate of over $500,000 per month. Based on this monthly cash burn rate and a cash balance of $5.0 million, our new management team had approximately 10 months of cash flow under then current operations before we would have been insolvent.

On top of this looming liquidity crisis, the new management team was faced with an on-going SEC private investigation and common stock with limited liquidity. A candid assessment of Vitality’s prognosis was bleak. Like a group of travelers preparing to cross a desert of unknown length with only one canteen of water, we knew we had to plan carefully in order to ensure Vitality survived.

The Recovery Plan

In developing our corporate recovery plan, our team identified three clear and actionable objectives: (i) resume the ordinary course trading of our shares, (ii) improve the balance sheet, and (iii) build value in our drug assets. All of our corporate resources were dedicated to these three objectives – if the business activity didn’t advance one of these three objectives, then we didn’t do it.

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To execute this plan, we needed enough water in our canteen for the journey. During the new management team’s first week, we shut-down the unprofitable cannabis-based clinic operation and the non-core medical test kit business. The thirty employees involved in these two businesses were terminated and all contractual obligations settled. Additionally, our team employed a zero-budget approach to cash management – we assumed all expenses were extraneous and should be eliminated unless we could justify them as critical to accomplishing one of our three corporate objectives. As a result of this proactive approach to cash management, Vitality’s cash burn rate was dramatically reduced from $500,000 per month in May 2019 to approximately $100,000 per month by May 2021, providing us with additional cash and time to execute our corporate recovery plan.

(1) Resume Ordinary Course Trading

Our first corporate objective was to resume ordinary course trading of our common stock. We knew that this objective required us to first reach a successful resolution of the SEC investigation that was pending under prior management. Once onboard, our team fully cooperated with the SEC staff, and in May 2020, twelve months after the new management team joined the Company, we were advised that the SEC staff had concluded its investigation as to the Company and did not intend to recommend an enforcement action against us.

Next, our team worked closely with a broker-dealer who filed a Form 211 application with the Financial Industry Regulatory Authority (FINRA) to resume regular-course quotations and trading of our common stock. This application was approved in March 2021 whereupon broker-dealers were permitted to resume making quotations in Vitality’s common stock, and after 28 months of limited liquidity and no practical ability to raise new equity capital to fund operations, our common stock resumed trading in the ordinary course on the OTC marketplace.

Despite our exit from the grey market, the OTC Markets Group maintained its skull-and-crossbones “Caveat Emptor” warning symbol on Vitality’s common stock, a designation first attached to Vitality’s ticker symbol when the SEC suspended the trading of our common stock in November 2018. In May 2021, after two months of collaboration with the OTC Markets Group, the Caveat Emptor warning was removed.

Finally, our team has been working closely with a broker-dealer to become “DTC Eligible”, which should further enhance the overall liquidity and trading of Vitality’s common stock. We are confident this goal will be accomplished in the very near future.

(2) Improve the Balance Sheet

Our second corporate objective was to improve Vitality’s balance sheet in order to support the value creation phase of our corporate recovery plan.

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On the asset side of the ledger, our team increased our cash position by approximately $550,000 through two initiatives: (i) a $96,988 Paycheck Protection Program loan, which was later forgiven in its entirety and (ii) the resolution of a dispute with one of our vendors pursuant to which we received $450,000.

On the liability side of the ledger, our team reduced our obligations by more than $1,050,000 through two initiatives: (i) over $750,000 of accounts payables settled for pennies-on-the-dollar and (ii) the write-off of an advance payable of $296,653 due to the expiration of the applicable statute of limitations.

For the fiscal year ended March 31, 2021, Vitality had a cash balance of $884,137 and liabilities of $0, excluding a $33,440 lease liability due from Vitality’s dissolved clinic subsidiary to its landlord.

As a result of these initiatives, we increased our assets by $550,000 and reduced our liabilities by more than $1,050,000, resulting in a total balance sheet improvement of over $1,600,000.

(3) Build Value in our Drug Assets

Our third corporate objective was to build value in our drug development assets. However, our team needed to balance the cash investment required to advance our drug development program with the liquidity needed to resume trading in the ordinary course. Therefore, our team funded specific research projects that we believe would generate the highest return on investment for our shareholders while leaving us with sufficient cash to resume ordinary course trading and improve the balance sheet.

In May 2020, our team filed a supplemental response letter with the U.S. Food and Drug Administration (FDA) for an Orphan Drug Designation for our VBX-100 prodrug for the treatment of pediatric ulcerative colitis. In August 2020, we received a letter from the FDA informing us that it was unable to grant our request for an Orphan Drug Designation because our VBX-100 prodrug was administered both before and after colitis was induced in our in vivo mouse studies performed several years ago. The FDA recommended that we perform a new in vivo mouse study and administer our prodrug only after colitis was induced to develop efficacy data in support of our position that VBX-100 may be effective as a treatment for colitis. Therefore, in May 2021, we engaged a third-party analytical firm to perform a treatment-only in vivo mouse study, which ultimately produced favorable data showing the efficacy of our VBX-100 prodrug in the treatment of colitis in mice. Armed with this positive scientific data, our team filed a supplemental response letter with the FDA in May 2021 in support of our position that VBX-100 may be effective as a treatment for pediatric ulcerative colitis. Our team anticipates receiving a response from the FDA by the end of August 2021.

In order to strengthen the protection and prosecution of our intellectual property, which is primarily our drug development patents and know-how, in August 2019 we engaged a nationally-recognized law firm with deep experience in assisting drug development clients such as Vitality with their intellectual property needs. In March 2020, Vitality filed a new international patent application entitled “Novel Cannabinoid Glycosides and Uses Thereof” that substantially expands upon our earlier patents by including additional novel THC and CBD-glycosides and commercial production strategies for these new molecules. In December 2020, we filed a provisional U.S. patent application entitled “Continuous Enzymatic Perfusion Reactor System” that describes our improved process for the efficient enzymatic glycosylation of hydrophobic small molecules, including cannabinoids.

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Strategic Alternatives

As of the beginning of April 2020, Vitality had cash-on-hand of $2.3 million and the new management team was still actively working to accomplish all three of our corporate objectives. The SEC investigation had not yet been concluded nor had the Form 211 application been filed with FINRA. Given the uncertain timing and outcome of the SEC and FINRA processes, which directly impacted our ability to raise additional financing, our team decided to proactively explore strategic alternatives.

In May 2020, our team contacted several investment bankers and advisors to discuss a potential engagement to assist Vitality with an evaluation of strategic alternatives. In September 2020, Vitality announced the retention of DelMorgan & Co., an internationally recognized investment banking firm, to advise us on strategic alternatives. We selected DelMorgan based on, among other reasons, their large firm size, talented team and industry experience.  Since September 2020, DelMorgan has conducted an extensive marketing process to prospective financing sources, strategic partners and potential acquirers, and our management team has had discussions with several interested parties. To date, Vitality has been unable to consummate a strategic transaction that in our judgment provides fair value to the Company’s shareholders. We continue to work with DelMorgan in exploring strategic transactions which can maximize shareholder value.

The Future

Vitality, as an early-stage cannabinoid drug development company, has been pursuing a high-risk, high-reward drug development strategy with the availability of funds determining the pace of progress. Over the next several months, Vitality will continue to evaluate strategic alternatives, including asset sales or new financings, with the goal of maximizing the value of our cannabinoid drug development assets.

Additionally, we are expanding Vitality’s corporate strategy to include the acquisition and development of a diversified portfolio of revenue-generating special situation assets with attractive risk-return profiles capable of creating long-term sustainable value for our shareholders. Our team is seeking special situation investment opportunities that have positive environmental, social and governance impacts – a now well-known strategy called ESG Investing. Our executive team has long believed – well before the strategy was in vogue – that investing in environmentally and socially-conscious businesses can generate strong investment returns and positively impact society. Under our expanded strategy, Vitality would be “reborn” as a publicly-traded platform of revenue-generating ESG investments for like-minded investors who are looking to make a meaningful social impact and do well by doing good.

Fundamental to our expanded corporate strategy is the application of creativity, innovation and technology-based solutions embedded within the value creation plans of our operating businesses, particularly ideas that support scalability, efficiencies and data capture, analysis and use. Specifically, our team is exploring several strategies that exploit the advantages of blockchain technology, plus products and services that address the damaging effects of climate change, all to meet the increasing demands of ESG-focused investors.

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Consistent with our expanded corporate strategy, Vitality is in the process of implementing several changes that better align with our new approach, including a name change, ticker change, change in auditor, change in fiscal year to December 31, and relocation of our corporate headquarters to Cleveland, Ohio. Our corporate name will be changed to “Malachite Innovations, Inc.”, which combines the prosperous rebirth imagery of a green Malachite butterfly with our strategic focus on innovation to build long-term sustainable value for our shareholders. A complete rebranding of Vitality’s website and investor materials is scheduled to be rolled-out following the upcoming Annual Meeting of Shareholders.

Final Thoughts

The past two years have presented a number of challenges – and opportunities – for our officers, directors, employees and shareholders. Our entire team has worked tirelessly to navigate through these challenges, capitalize on opportunities, and execute our corporate recovery plan in order to reposition Vitality for future success. On behalf of our officers and directors, I would like to express our gratitude to each Vitality shareholder for your patience and support of our efforts. Our team still has a lot more work to do but we are highly motivated and confident that better days are ahead for Vitality and its shareholders.

Our Annual Meeting of Shareholders will be held on August 12, 2021 in Cleveland, Ohio. We are excited to restart the practice of holding annual meetings to serve as key touchpoints with our shareholders to share our recent activities, current position, and future plans to create long-term shareholder value.

June 21, 2021	Michael Cavanaugh
Chief Executive Officer

Safe Harbor Statement

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Our future plans and other statements in this letter about expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “will,” “believe,” “could,” “estimate,” “feel,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “should,” “see,” “hope,” “view” and “would” or the negative of these terms or other comparable terminology. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.

Our forward-looking statements are subject to a number of risks and uncertainties, including without limitation, the risk that we will be unable or otherwise decide not to make proposed future distributions and other risks and uncertainties related to the Company that can be found under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K and other filings with the SEC. These forward-looking statements are based on information currently available to us and actual results may differ as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. These forward-looking statements are made only as of the date hereof and we undertake no obligation, and disclaim any duty, to update or revise any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should not place undue reliance on these forward-looking statements.

As a public reporting entity, Vitality Biopharma, Inc. files periodic reports with the SEC. For additional financial and other important information pertaining to the Company, individuals can visit www.sec.gov and reference CIK # 1438943.

The purpose of this letter is to update you on recent company developments and plans, and is not a solicitation of any vote or approval. Shareholders are encouraged to read our proxy materials that may be filed with the SEC.

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Vitality Biopharma, Inc.

1901 Avenue of the Stars, 2nd Floor

Los Angeles, California 90067

PROXY

STATEMENT

INFORMATION ABOUT THE MEETING

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Vitality Biopharma, Inc., a Nevada corporation (the “Company,” “we,” “our,” and “us”), of proxies to be used at the Annual Meeting of stockholders of the Company to be held on August 12, 2021 (the “Annual Meeting”) and at any adjournments or postponements to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 12, 2021: This Proxy Statement and our Annual Report on Form 10-K are available on the internet at www.vitalitybiopharma.vote. On this site, you will be able to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

The Annual Meeting will be held for the following purposes:

●	To elect three members of the Company’s Board of Directors, each to serve a one-year term until the 2022 Annual Meeting of Stockholders and/or their successors are duly elected;

●	To approve the 2021 Stock Incentive Plan;

●	To vote on a non-binding advisory resolution to approve executive compensation;

●	To vote on a non-binding advisory resolution regarding the frequency of holding an advisory vote on our executive compensation program;

●	To ratify the appointment of Meaden & Moore as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

●	To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company’s Board of Directors recommends that you vote:

●	FOR each of the nominees of the Board of Directors (Proposal One);

●	FOR the approval of the 2021 Stock Incentive Plan (Proposal Two);

●	FOR the non-binding advisory resolution to approve executive compensation (Proposal Three);

●	FOR the non-binding advisory resolution recommending that a non-binding advisory vote on executive compensation be held every three years (Proposal Four); and

●	FOR the ratification of the appointment of Meaden & Moore as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Five).

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Who Can Vote

Record holders of our common stock with voting rights as of June 18, 2021, the record date, are eligible to vote at the Annual Meeting. As of June 18, 2021, we had outstanding 50,840,147 shares of Common Stock (individually referred to herein as a “Common Share” or “Share” and collectively as “Common Shares”). Under our by-laws, each Common Share entitles the holder to one vote on all matters entitled to be voted on by holders of our Common Shares.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. We will bear the expense of soliciting proxies for the Annual Meeting, including the mailing cost. In addition to solicitation by mail, our officers or an outside third party of our designation may solicit proxies from stockholders by telephone, e-mail, facsimile or personal interview. While we may compensate such outside third party for its proxy solicitation services, our officers receive no additional compensation for such services but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation services.

How to Vote

As permitted by rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and its Annual Report on Form 10-K available to its stockholders electronically via the Internet. It is anticipated that on or about June 23, 2021 we will mail to our stockholders a “Notice of Internet Availability of Proxy Materials” containing instructions on how to access our 2021 Proxy Statement and annual report and vote online, in person or by mail. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you receive a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow our instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. Choosing to receive your Proxy Materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future Proxy Materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive Proxy Materials by e-mail will remain in effect until you terminate it. Our Annual Report on Form 10-K and this Proxy Statement are available at www.vitalitybiopharma.vote. If you attend the Annual Meeting, you may vote in person at the meeting even if you have previously completed your proxy or voted by phone or online.

If your shares are held on your behalf by a third party and are registered in the name of that party or other nominee, then that party is the stockholder of record and you are the beneficial owner. As the beneficial owner of those shares, you are entitled to instruct your nominee as to how to vote your shares. If your shares are held by a third party on your behalf and you wish to attend the Annual Meeting in person and vote at the Annual Meeting, you will need to obtain a legal proxy in your name from that third party.

Your proxy card will appoint Michael Cavanaugh and Richard McKilligan as proxy holders, or your representatives, to vote your shares as you indicate. They will have full power of substitution and may act alone as proxy holders to vote all of the shares of stockholders who return signed proxy cards. All proxies will be voted by the proxy holders in accordance with the instructions of the stockholder unless revoked as described below. If you do not specify how you want to vote your shares on your proxy card, or you indicate when voting online or by telephone that you wish to vote as recommended by the Board of Directors, and your shares are not designated as broker non-votes (see below), the proxy holders will vote them IN FAVOR OF (i) the election of all Board-nominated directors as set forth in Proposal One, (ii) the adoption of the 2021 Stock Incentive Plan as set forth in Proposal Two, and (iii) the ratification of the appointment of Meaden & Moore as our independent registered public accounting firm for the year ending December 31, 2021 as set forth in Proposal Five. If you do not specify how you want to vote your shares on Proposal Three or Proposal Four, the non-binding advisory votes regarding the compensation program for our named executive officers, your votes will be counted as abstentions.

A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast on a proposal. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. Proposal Five is considered a “routine” matter, all other Proposals are considered non-routine matters.

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Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company’s Secretary at the Company’s principal executive offices, the address of which is noted on the Notice of Annual Meeting, or hand delivered to the Secretary of the Company, before the taking of the vote at the Annual Meeting.

Quorum

Under our Bylaws, the presence, in person or by a proxy, of two stockholders will constitute a quorum for purposes of the Annual Meeting. Abstentions, broker non-votes, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the Annual Meeting for purposes of obtaining a quorum. If you have returned valid voting instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person with your proxy, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be postponed or adjourned until a quorum has been obtained.

Required Votes

The director nominees receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any Shares present in person or by proxy at the Annual Meeting, but not voted for any reason, have no impact in the election of directors, except to the extent that the failure to vote for one or more nominees may result in other nominees receiving a larger number of votes. Stockholders have no right to cumulative voting as to any matter, including the election of directors.

The outcome of Proposal Four, the non-binding advisory vote on the frequency for holding the say-on-pay vote (every one, two or three years), will be determined by plurality vote, with the frequency option receiving the greatest number of votes cast being the frequency option for holding the say-on-pay vote approved by the shareholders. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the ratification of the selection of the independent registered public accounting firm, but will not be able to vote with respect to Proposals One, Two, Three and Four.

In order to approve (i) the 2021 Stock Incentive Plan (Proposal Two), (ii) the non-binding advisory resolution approving our executive compensation (Proposal Three), (iii) the non-binding advisory resolution approving the holding of an advisory vote on our executive compensation program every three years (Proposal Four), and (v) the ratification of the appointment of Meaden & Moore as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal Five), the affirmative vote of the holders of at least a majority of the Shares present in person or by proxy at the Annual Meeting is required. Abstentions will not affect the vote on Proposal One and Proposal Four, but will be counted as “votes against” with respect to Proposals Two, Three and Five. Broker non-votes will not affect the outcome of any proposals brought before the Annual Meeting.

Other Business

We do not intend to bring any business before the Annual Meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on such business and on any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors currently consists of three (3) directors: Richard Celeste, Edward Feighan and Michael Cavanaugh. All of our current directors are standing for re-election. The Board of Directors has nominated all three current directors standing for re-election and recommends that they be elected to hold office until the 2022 Annual Meeting of Stockholders or their successors are duly elected and qualified.

If any nominee becomes unavailable for any reason or should a vacancy occur before the election, which events are not anticipated, the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend. Information regarding the nominees is set forth below. The three nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the three nominees listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTORS

The Board has recommended the following persons as nominees for election as directors at the Annual Meeting:

Name	First Year as Director	Age	Position
Edward Feighan	2018	73	Chairman of the Board of Directors
Richard Celeste	2019	83	Director
Michael Cavanaugh	2018	47	Director and Chief Executive Officer

The following is a brief account of the education and business experience of our nominated directors:

Edward Feighan, Chairman, is currently the Chairman and CEO of Covius LLC, a privately-held firm providing a range of services to the mortgage securitization industry. Mr. Feighan has been an owner and Director of Continental Heritage Insurance Company, an early leader in the cannabis insurance market which provides surety bonds and other insurance solutions to the emerging cannabis markets, for more than twenty years. Previously, Mr. Feighan served as Chairman and CEO of ProCentury Insurance Corporation (NASDAQ: PROS) from its IPO in 2004 until the sale of the company to another public insurance group in 2008. In 1996, Mr. Feighan was the founding CEO of Century Business Services (NYSE: CBZ). Mr. Feighan held elective office in Cleveland, Ohio for twenty consecutive years from 1973 to 1993. After being elected to three terms in the Ohio House of Representatives from 1973 to 1979, Mr. Feighan served a four-year term as a Cuyahoga County Commissioner in the State of Ohio. Subsequently, Mr. Feighan served five terms as a Member of the United States House of Representatives from 1983 to 1993. During those ten years, Mr. Feighan served on the U.S. House Judiciary Committee and Foreign Affairs Committee. Mr. Feighan earned his law degree from Cleveland State University in 1978. The Board believes Mr. Feighan’s extensive operational and executive experience with growth companies pursuing business combination transactions, as well as his fundraising and regulatory insight and public service experience, provides the Company a critical voice and perspective as the Company continues to develop its business and grow its operations.

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Richard Celeste, Director, is a consultant and Chair of the Board of Health Effects Institute (Boston, MA), Founding Chair and Member of the Board of the US Olympic Museum (Colorado Springs, CO) and Chair of the Board of Global Communities (Silver Spring, MD). In addition, Mr. Celeste serves on the Boards of Battelle for Kids (Columbus, OH) and The Gates Family Foundation (Denver, CO). Mr. Celeste served as the Director of the Peace Corps from 1979-1981, as Governor of Ohio from 1983 to 1991, and as the United States Ambassador to India from 1997 to 2001. Mr. Celeste also served as the President of Colorado College from 2002-2011. The Board believes Mr. Celeste’s fundraising and regulatory insight and public service experience provides the Company a critical voice and perspective as the Company continues to develop its business and grow its operations.

Michael Cavanaugh, Chief Executive Officer and Director, is currently the Chief Investment Officer of Tower 1 Partnership, LLC, an investment firm focused on private and public investments in a variety of industries and manager of several affiliated investment partnerships. In 2018, Mr. Cavanaugh was Managing Director and Chief Financial Officer of Kaulig Companies, a single-member family office with interests in private equity, real estate and wealth management. From 2016 to 2018, Mr. Cavanaugh was Managing Director of Conway MacKenzie, a national turnaround consulting firm, where he established and managed the firm’s Cleveland, Ohio office and provided interim management and restructuring services to distressed and underperforming businesses. From 2006 to 2009 and 2011 to 2015, Mr. Cavanaugh was an executive with Resilience Capital Partners, a private equity firm focused on special situation control equity investments, where he served in several capacities, including as a Partner and member of the firm’s Investment Committee and as an officer and director of numerous portfolio companies. Mr. Cavanaugh received a B.A. from Columbia University in 1996, an M.B.A. from the University of Michigan Business School in 2003, and a J.D. from the University of Michigan Law School in 2003. The Board believes Mr. Cavanaugh’s extensive executive management experience and financial, legal and capital raising expertise will be valuable to the Company as it continues to develop its business and grow its operations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL THREE NOMINEES.

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CORPORATE GOVERNANCE

We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices. We have adopted a number of written corporate governance policies, including a Code of Business Conduct and Ethics, and the charters for our Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee can be found on our website at www.vitality.bio/investors/profile-copy/.

Director Independence

The Nomination and Corporate Governance Committee reviews the independence of each director annually and makes recommendations to the Board based on its findings. During these reviews, the Nomination and Corporate Governance Committee will consider transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent under the independence standards established by the Board from time to time and under the applicable rules of any applicable stock exchange, except to the extent permitted by such rules. The Nomination and Corporate Governance Committee has conducted its annual review of director independence, and in accordance with the recommendation of the Nomination and Corporate Governance Committee, the Board has determined that all of our directors are independent other than Mr. Cavanaugh, our Chief Executive Officer. Accordingly, our Board of Directors is comprised of a majority of independent directors.

Board and Committee Meetings

The Board of Directors held six meetings during fiscal 2021. The directors also, on occasion, communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of all of the directors, in accordance with our Certificate of Incorporation, By-laws and Nevada law. Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. Members of such committees met formally and informally from time to time throughout fiscal 2021 on committee matters, with the Audit Committee holding six meetings. Neither of the Compensation Committee or the Nomination and Corporate Governance Committee held any meetings during fiscal 2021. Each director attended, in person or by telephone, at least 75% of the meetings of the Board and any committee of which he was a member.

Attendance at Annual Meeting

Although the Company does not have a policy with respect to attendance by members of the Board of Directors at its Annual Meeting of Stockholders, all directors are encouraged to attend. The Company did not hold a stockholders meeting last year.

Committees

General. The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nomination and Corporate Governance Committee.

Audit Committee. Mr. Celeste is currently the sole member of our Audit Committee. Our Board has determined that Mr. Celeste is independent within the meaning of applicable SEC rules and qualifies as an audit committee financial expert, as such term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K. The responsibilities of our Audit Committee include, without limitation: the preparation of our financial statements; oversight of our financial reporting and disclosure processes; the administration, maintenance and review of our system of internal controls regarding accounting compliance; the appointment of our independent registered public accounting firm and review of its qualifications and independence; the review of reports, written statements and letters from our independent registered public accounting firm; and our compliance with legal and regulatory requirements in connection with the foregoing.

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Compensation Committee. The Compensation Committee currently consists of Messrs. Feighan and Celeste, with Mr. Feighan serving as Chairman. Our Board has determined that Messrs. Feighan and Celeste each meet the definition of a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the requirements of Section 162(m) of the Internal Revenue Code for “outside directors.” The responsibilities of our Compensation Committee include, without limitation: reviewing, approving and administering our compensation programs and arrangements to ensure that they are effective in attracting and retaining key employees and reinforcing business strategies and objectives; determining the objectives of our executive officer compensation programs and the specific objectives relating to CEO compensation, including evaluating the performance of the CEO in light of those objectives; approving the compensation of our other executive officers and our directors; reviewing and recommending for approval by the Board the frequency with which the Company should submit to the stockholders an advisory vote on the compensation of the Company’s named executive officers, taking into account any prior stockholder advisory vote on the frequency with which the Company shall hold a stockholder advisory vote on compensation of the Company’s named executive officers; and administering our as-in-effect incentive-compensation and equity-based plans. In making its compensation decisions and recommendations (other than with respect to the compensation of our Chief Executive Officer), the Compensation Committee takes into account the recommendation of our Chief Executive Officer. Other than giving his recommendation, our Chief Executive Officer does not participate in the Compensation Committee’s decisions regarding his own compensation.

Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee of our Board of Directors currently consists of Messrs. Feighan and Celeste, with Mr. Feighan serving as Chairman. The responsibilities of the Nomination and Corporate Governance Committee include, without limitation: assisting in the identification of nominees for election to our Board of Directors, consistent with approved qualifications and criteria; determining the composition of the Board of Directors’ committees; recommending to the Board of Directors the director nominees for the annual meeting of stockholders; establishing and monitoring a process of assessing the effectiveness of the Board of Directors; developing and overseeing a set of corporate governance guidelines and procedures; and overseeing the evaluation of our directors and executive officers. In considering potential new directors, the Committee may review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with the Company’s industry; and prominence and reputation. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities. The Board does not currently use an independent search firm in identifying candidates for service on the Board.

Board Leadership Structure

Mr. Feighan serves as Chairman of the Board, a position he has held since November 2018. The Company has determined its current structure to be most effective as the Chairman serves as a liaison between our directors and management and helps to maintain communication and discussion among the Board and management, while allowing the CEO to focus on the execution of business strategy, growth and development. The Chairman serves in a presiding capacity at Board meetings and has such other duties as are determined by the Board from time to time.

The Board’s Role in Risk Oversight

Our Board oversees the Company’s risk management efforts by reviewing information provided by management in order to oversee risk identification, risk management, and risk mitigation strategies. Our Board committees assist the Board in overseeing our material risks by focusing on risks related to the particular area of concentration of that committee. For example, our Compensation Committee oversees risks related to our executive compensation plans and arrangements, our Audit Committee oversees the financial reporting, internal control and related-party transaction risks, and our Nomination and Corporate Governance Committee oversees risks associated with the business conduct of the Company. Each committee reports its discussions of the applicable relevant risks at such Board meetings as appropriate. The full Board of Directors incorporates the insight provided by these reports into its overall risk management analysis.

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Communications with Directors

Stockholders may communicate their concerns directly to the entire Board of Directors or specifically to non-management Directors. Such communication can be confidential or anonymous, if so designated, and may be submitted in writing to the following address:

Board of Directors

Vitality Biopharma, Inc.

c/o Richard McKilligan, Corporate Secretary

1901 Avenue of the Stars, 2nd Floor

Los Angeles, CA 90067

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

Compensation Committee Interlocks and Insider Participation

In fiscal 2021, none of our executive officers or directors was a member of the board of directors of any other company where the relationship would be construed to constitute an interlocking relationship (as described in Item 407(e)(iii) of SEC Regulation S-K).

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct and Ethics applies to all of its employees, including its Chief Executive Officer and its Chief Financial Officer. The Code of Business Conduct and Ethics and all Committee charters are posted on the Company’s website at www.vitality.bio/investors/profile-copy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities (the “Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of, and transactions in, our Common Shares and other equity securities.

Based solely on a review of SEC filings and other procedures performed as deemed necessary, we believe that all Reporting Persons complied with these requirements during fiscal year 2021.

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PROPOSAL TWO:
APPROVAL OF THE 2021 STOCK INCENTIVE PLAN

Background

The 2021 Stock Incentive Plan is intended to replace the Company’s 2012 Stock Incentive Plan (the “Prior Plan”), which will expire on February 3, 2022. No additional stock awards will be granted under the Prior Plan once it has expired. All outstanding stock awards granted under the Prior Plan will continue to be subject to the terms and conditions of the Prior Plan and the applicable agreements evidencing such stock awards, provided that certain shares subject to outstanding stock awards that would have become available for issuance after the Effective Date under the terms of the Prior Plan may become available for issuance under the 2021 Stock Incentive Plan.

The Board of Directors has approved, and is proposing that the stockholders of the Company approve, the 2021 Stock Incentive Plan. In the event that the stockholders do not approve the 2021 Stock Incentive Plan, the 2021 Stock Incentive Plan will not become effective, and the Prior Plan will expire on February 3, 2022.

Reasons to Approve the 2021 Stock Incentive Plan

We consider equity compensation to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the Company and its stockholders. The Board believes the 2021 Stock Incentive Plan is a critical incentive and retention tool as we continue to compete for talent. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, we must continue to offer a competitive equity incentive program. We believe that the adoption of the 2021 Stock Incentive Plan will assist us in achieving our performance, recruiting, retention and incentive goals, and allow us to attract and encourage the continued employment and service of, and maximum efforts by, our officers, employees and other individuals by offering those persons an opportunity to acquire or increase their direct proprietary interest in our Company and its future success.

We believe the number of shares reserved under the 2021 Stock Incentive Plan will be sufficient to enable us to grant stock awards under the 2021 Stock Incentive Plan for approximately the next 3-5 years, based on historical grant and forfeiture levels, the recent market prices of Vitality shares, and the anticipated use of stock awards as an incentive and retention tool.

The Board of Directors and the Compensation Committee believe that additional shares should be made available as our inability to offer equity compensation to our existing and new employees could seriously impact our ability to hire and retain critical employees.

The 2021 Stock Incentive Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock and restricted stock units to allow the Company to adapt its incentive compensation program to meet the needs of the Company in the changing business environment in which the Company operates.

A general description of the 2021 Stock Incentive Plan is set forth below. This description is qualified in its entirety by the terms of 2021 Stock Incentive Plan, which is attached as Annex A hereto.

Summary of the 2021 Stock Incentive Plan

Share Reserve. The number of shares of Company common stock reserved for issuance under the Prior Plan is 13,057,836 shares, 6,579,439 of which have been awarded as of June 18, 2021. The number of shares of Company common stock reserved for issuance under the 2021 Stock Incentive Plan will be Ten Million (10,000,000). The number of shares available under the 2021 Stock Incentive Plan will be subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure.

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Any shares covered by an award under the 2021 Stock Incentive Plan which award is forfeited, canceled, expires or settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the 2021 Stock Incentive Plan. Shares that have been issued under the 2021 Stock Incentive Plan pursuant to an award shall not be returned to the 2021 Stock Incentive Plan and shall not become available for future grant under the 2021 Stock Incentive Plan except in certain limited instances. To the extent not prohibited by the listing requirements of any established stock exchange or national market system on which the Company’s shares are traded or applicable law, shares tendered or withheld in payment of an award exercise or purchase price or withheld by the Company to pay any tax withholding obligation, shall be returned to the 2021 Stock Incentive Plan and available for future issuance under the 2021 Stock Incentive Plan unless otherwise determined by the Administrator.

Administration. The 2021 Stock Incentive Plan is administered, with respect to grants to our officers, employees, directors, and consultants, by the Plan administrator (the “Administrator”), defined as the Board of Directors or one or more committees designated by the Board of Directors. The Board of Directors currently acts as the Administrator. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of Internal Revenue Code of 1986, as amended (the “Code”).

Terms and Conditions of Awards. The 2021 Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights, and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2021 Stock Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Code or non-qualified stock options. Incentive stock options may only be granted to our employees. To the extent that the aggregate fair market value of the shares subject to stock options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities, including such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

Each award granted under the 2021 Stock Incentive Plan will be designated in an award agreement. Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements. Under the 2021 Stock Incentive Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will and by the laws of descent and distribution and, during the lifetime of the participant, to the extent and in the manner authorized by the Administrator.

The Administrator has the authority, in its discretion, to (i) select employees, consultants and directors to whom awards may be granted from time to time, (ii) determine whether and to what extent awards are granted, (iii) determine the number of shares or the amount of other consideration to be covered by each award (subject to the limitations set forth below), (iv) approve award agreements for use under the 2021 Stock Incentive Plan, (v) determine the terms and conditions of any award (including the vesting schedule applicable to the award), (vi) amend the terms of any outstanding award granted under the 2021 Stock Incentive Plan (subject to the limitations described above), (vii) construe and interpret the terms of the 2021 Stock Incentive Plan and awards granted, (viii) establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, and (ix) take such other action not inconsistent with the terms of the 2021 Stock Incentive Plan as the Administrator deems appropriate.

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The 2021 Stock Incentive Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the stock option is granted (or 110% in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or of any parent or subsidiary of us). In the case of non-qualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2021 Stock Incentive Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure. The Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award and separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 500,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 500,000 shares. The foregoing limitations will be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive.

In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The 2021 Stock Incentive Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue or revenue growth, (iv) operating income, net operating profit or pre-tax profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue), (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation, and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and product development, (xviii) company project milestones and (xix) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). The performance criteria may be applicable to the Company, any parent or subsidiary of the Company, and/or any individual business units of the Company or any parent or subsidiary of the Company.

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Certain Adjustments. Subject to any required action by the stockholders of the Company, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the 2021 Stock Incentive Plan, the exercise or purchase price of each outstanding award, the maximum number of shares or amount that may be granted subject to awards to any participant, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting the shares, (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company or (iii) any other transaction with respect to our shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction and Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an award under the 2021 Stock Incentive Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2021 Stock Incentive Plan and the full or partial release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the participant within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any awards so vested or released from such limitations in connection with a Change in Control shall remain fully exercisable until the expiration or earlier termination of the award. Upon the consummation of a Corporate Transaction, all outstanding awards shall terminate unless assumed by the successor corporation or its parent. “Corporate Transaction” and “Change in Control” are defined in the 2021 Stock Incentive Plan and can be found on Annex B.

Amendment, Suspension or Termination of the Plan. The Board of Directors may at any time amend, suspend or terminate the 2021 Stock Incentive Plan. The 2021 Stock Incentive Plan will terminate on the tenth anniversary of the date of stockholder approval, unless earlier terminated by the Board of Directors. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, the Company shall obtain stockholder approval of any such amendment to the 2021 Stock Incentive Plan in such a manner and to such a degree as required.

Federal Income Tax Consequences

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2021 Stock Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options. The grant of a non-qualified stock option under the 2021 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

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Incentive Stock Options. The grant of an incentive stock option under the 2021 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

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A SAR also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award, unless the participant is retirement eligible. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference, if any, between the amount paid for the stock and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted Stock Units. With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company. Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal.

The Board of Directors recommends that you vote FOR the approval of the 2021 Stock Incentive Plan.

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PROPOSAL THREE:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders an opportunity to indicate whether they support our Named Executive Officer compensation as described in this proxy statement. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding Named Executive Officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow you to view the trends in our executive compensation program and the application of our compensation philosophies for the years presented. The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain and reward our executives for achieving our objectives and goals.

The Company is asking the stockholders to indicate their support for the Company’s named executive officer compensation as described in this proxy statement. Accordingly, the Company asks the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders.”

Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. The proposal will be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL FOUR:
ADVISORY VOTE ON FREQUENCY OF HOLDING
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in Proposal Three above, the Company’s stockholders are being provided the opportunity to cast an advisory vote on the Company’s compensation of its named executive officers. Pursuant to Section 14A of the Exchange Act, the Company must also permit stockholders to cast an advisory vote on how often the Company should include an advisory vote on the Company’s compensation of its named executive officers in its proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal Four, stockholders may vote to have the non-binding advisory vote on the Company’s compensation of its named executive officers every year, every two years or every three years.

Triennial Recommendation: We recommend that our stockholders select a frequency of three years, or a triennial vote. Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. A triennial vote also will provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We carefully review changes to our executive compensation program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our Compensation Committee sufficient time to thoughtfully consider stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes. Because this proposal is advisory, it will not be binding on the Company. However, the Board of Directors values our stockholders’ opinions, and the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU SELECT “EVERY THREE YEARS” ON THE PROPOSAL RECOMMENDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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PROPOSAL FIVE:

RATIFICATION OF THE APPOINTMENT OF MEADEN & MOORE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has approved a change in the Company’s fiscal year end from March 31 to December 31. This change in fiscal year end from March 31 to December 31 is being made to better align the Company’s reporting calendar with other public companies in our industry. Accordingly, the Company’s next fiscal year will end on December 31, 2021, resulting in a nine-month transition period from April 1, 2021 to December 31, 2021. We will report one-time, nine-month transitional financial statements for the period from April 1, 2021 through December 31, 2021 in March 2022.

The Audit Committee of the Board of Directors has appointed Meaden & Moore, Ltd. (“Meaden & Moore”) as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the nine-month transitional period year ending December 31, 2021. The Board of Directors recommends stockholder ratification of the appointment of Meaden & Moore. Weinberg & Company, P.A. (“Weinberg”) served as the Company’s independent public accounting firm for the fiscal year ended March 31, 2021.

Although stockholder ratification of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that stockholders should be given the opportunity to express their views. If the stockholders do not ratify the appointment of Meaden & Moore as the Company’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Meaden & Moore.

Principal Accounting Fees and Services

The following table provides information regarding the fees billed to us by Weinberg for services rendered in the fiscal years ended March 31, 2021 and 2020. All fees described below were approved by our Board of Directors and are expressed as U.S. dollars:

	For the years ended March 31,
	2021	2020
Audit Fees	$83,227	$86,716
Audit-Related Fees	-	-
Tax Fees	34,849	23,831
All Other Fees	-	-
Total Fees	$118,076	$110,547

Audit Fees. The fees identified under this caption were for professional services rendered by Weinberg for the audit of our annual financial statements and also include fees for professional services rendered by Weinberg for the review of the financial statements included in our quarterly reports on Forms 10-Q. In addition, the amounts include fees for services that are provided by Weinberg in connection with our regulatory filings and engagements for the years identified.

Audit-Related Fees. The fees identified under this caption consist of assurance and related services reasonably related to the performance of the audit or review of financial statements and not reported under the caption “Audit Fees”.

Tax Fees. Tax fees consist principally of assistance related to tax compliance and reporting.

All Other Fees. These fees consist primarily of accounting consultation fees related to potential collaborative agreements. We incurred no such fees in during the fiscal years ended March 31, 2021 or 2020.

Pre-Approval Policies and Procedures

Our Audit Committee’s charter requires our Audit Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, giving effect to the “de minimis” exception for ratification of certain non-audit services allowed by the applicable rules of the SEC, in order to assure that the provision of such services does not impair the auditor’s independence. Since the establishment of our Audit Committee on August 24, 2012, the Audit Committee approved in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm for 2012 entered into prior to the establishment of the Audit Committee were pre-approved by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF MEADEN & MOORE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of one director who is independent as set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, and otherwise meets the eligibility requirements of the written committee charter of the Audit Committee adopted and approved by the Board of Directors. The charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by applicable legal requirements and regulations, particularly those contained in the Sarbanes-Oxley Act of 2002 (“SOX”) and the SEC rules promulgated pursuant to SOX. The written charter of the Audit Committee is posted and available on our website at https://vitality.bio/investors/profile-copy.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to provide oversight to these processes.

In fulfilling its oversight responsibility, the Audit Committee relies on the accuracy of financial and other information, opinions, reports, and statements provided to the Audit Committee. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management follows appropriate accounting and financial reporting principles or maintains appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Nor does the Audit Committee’s oversight assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or the audited financial statements are presented in accordance with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with the Company’s management and Weinberg, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the year ended March 31, 2021. The Audit Committee also has discussed with Weinberg the matters required to be discussed by Auditing Standard 1301 — Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (United States). The Audit Committee has also received and reviewed the written disclosures and the letter from Weinberg required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding auditor communications with the Audit Committee concerning independence, and has discussed with Weinberg their independence. The Audit Committee also has considered whether Weinberg’s provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s financial statements is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Richard Celeste, sole member

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EXECUTIVE OFFICERS

The following table summarizes all compensation recorded by us in each of the fiscal years ended March 31, 2021 and March 31, 2020 for (i) our current principal executive officer and principal financial officer, and (ii) our next most highly compensated executive officer other than our principal executive officer and principal financial officer serving as an executive officer at the end of our 2021 fiscal year and whose total compensation exceeded $100,000 in our 2021 fiscal year.

Name	Position	Age	Executive Officer Since

Michael Cavanaugh	Chief Executive Officer	47	May 2019
Richard McKilligan	Chief Financial Officer and Secretary	57	May 2019
Dr. Brandon Zipp	Chief Science Officer	40	September 2020

Michael Cavanaugh, Chief Executive Officer and Director, is currently the Chief Investment Officer of Tower 1 Partnership, LLC, an investment firm focused on private and public investments in a variety of industries and manager of several affiliated investment partnerships. In 2018, Mr. Cavanaugh was Managing Director and Chief Financial Officer of Kaulig Companies, a single-member family office with interests in private equity, real estate and wealth management. From 2016 to 2018, Mr. Cavanaugh was Managing Director of Conway MacKenzie, a national turnaround consulting firm, where he established and managed the firm’s Cleveland, Ohio office and provided interim management and restructuring services to distressed and underperforming businesses. From 2006 to 2009 and 2011 to 2015, Mr. Cavanaugh was an executive with Resilience Capital Partners, a private equity firm focused on special situation control equity investments, where he served in several capacities, including as a Partner and member of the firm’s Investment Committee and as an officer and director of numerous portfolio companies. Mr. Cavanaugh received a B.A. from Columbia University in 1996, an M.B.A. from the University of Michigan Business School in 2003, and a J.D. from the University of Michigan Law School in 2003. The Board believes Mr. Cavanaugh’s extensive executive management experience and financial, legal and capital raising expertise will be valuable to the Company as it continues to develop its business and grow its operations.

Richard McKilligan, Chief Financial Officer and Secretary, joined the Company in April 2012 as Controller, Counsel and Secretary. Mr. McKilligan is also a director of Bristol Investment Fund, Ltd, a private investment fund. He served as Chief Financial Officer, General Counsel and Secretary of Research Solutions, Inc. (NASDAQ: RSSS) from 2007 to 2011 and Chief Compliance Officer and Counsel to Bristol Capital Advisors, LLC, an SEC-registered investment adviser, from 2006 to 2008. Mr. McKilligan earned his law degree from Cornell Law School, his MBA from the University of Chicago Booth School of Business, and his undergraduate degree in Accountancy from the University of Illinois at Urbana-Champaign. He is a member of the State Bar of California, the New York State Bar Association and the Florida Bar.

Dr. Brandon Zipp, Chief Science Officer, joined the Company in December 2012 as Staff Scientist. Dr. Zipp became our Director of Research and Development in 2014, and was appointed as Chief Science Officer in 2020. Dr. Zipp received a Ph.D. in Biochemistry and Molecular Biology and a B.S. in Molecular and Cellular Biology from the University of California at Davis.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the fiscal years ended March 31, 2021 and March 31, 2020 for (i) our current principal executive officer and principal financial officer, and (ii) our next most highly compensated executive officer other than our principal executive officer and principal financial officer serving as an executive officer at the end of our 2021 fiscal year and whose total compensation exceeded $100,000 in our 2021 fiscal year.

Summary Compensation Table

Name	Fiscal Year	Salary ($)	Bonus ($)	Option Awards (non-cash) (1)	All Other compensation ($)	Total ($)
Michael Cavanaugh, Chief Executive Officer (2) (principal executive officer)	2021	200,000	20,000	113,489	36,000	369,489
	2020	175,000	-	106,344	36,000	317,344

Richard McKilligan, Chief Financial Officer (3) (principal financial officer)	2021	180,000	5,000	34,198	-	219,198
	2020	180,000	5,000	69,497	-	254,497

Dr. Brandon Zipp, Chief Science Officer (4)	2021	180,000	15,000	79,292	-	274,292

(1) The method used and the assumptions made to calculate the amortization included in this table are described in Footnote 5 of the financial statements and the accompanying notes for the years ended March 31, 2021 and 2020 appearing in Company’s Annual Report on Form 10-K.

(2) Includes $36,000 paid to Mr. Cavanaugh for his services as a director shown in other compensation and amortization of (i) an option to purchase 500,000 shares of common stock with an exercise price of $0.35 per share, granted in May 2019 and (ii) an option to purchase 250,000 shares of common stock with an exercise price of $0.30 per share, granted in June 2019. Mr. Cavanaugh was appointed Chief Executive Officer in May 2019.

(3) Includes amortization of (i) an option to purchase 370,234 shares of common stock with an exercise price of $0.50 per share, granted in July 2016, (ii) an option to purchase 75,000 shares of common stock with an exercise price of $1.81 per share, granted in December 2017, and (iii) an option to purchase 250,000 shares of common stock with an exercise price of $0.30 per share, granted in June 2019.

(4) Dr. Zipp first became an executive officer in the fiscal year ended March 31, 2021. Includes amortization of (i) an option to purchase 370,234 shares of common stock with an exercise price of $0.50 per share, granted in July 2016, (ii) an option to purchase 75,000 shares of common stock with an exercise price of $1.81 per share, granted in December 2017, and (iii) an option to purchase 500,000 shares of common stock with an exercise price of $0.35 per share, granted in May 2019.

Employment Agreements

Dr. Zipp and Mr. McKilligan entered into employment agreements with the Company, each dated September 24, 2020 (the “Zipp Employment Agreement” and the “McKilligan Employment Agreement”, respectively, and together, the “Employment Agreements”). The Employment Agreements have initial terms ending September 24, 2021.

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Under the Zipp Employment Agreement, Dr. Zipp will receive an annualized base salary of $180,000 and in the event of a change of control, which includes a sale of a majority of the equity of the Company or a sale of a majority of the Company’s assets (a “Change of Control”), the Company shall pay to Dr. Zipp a bonus equal to 2.5% of the net proceeds of such Change of Control on the ending date of the first payroll period following the Change of Control. Dr. Zipp is also entitled to severance payments equal to one year of his then-current base salary in the event of termination by the Company without cause or for good reason after a Change of Control. Such severance benefits will be reduced by any renumeration received by Dr. Zipp for other employment and payment is subject to the receipt of a release of claims in favor of the Company and its affiliates from Dr. Zipp.

Under the McKilligan Employment Agreement, Mr. McKilligan will receive an annualized base salary of $180,000 and in the event of a Change of Control, the Company shall pay to Mr. McKilligan a bonus equal to 0.5% of the net proceeds of such Change of Control on the ending date of the first payroll period following the Change of Control. Mr. McKilligan is also entitled to severance payments equal to six months of his then-current salary in the event of termination by the Company without cause or for good reason after a Change of Control. Such severance benefits will be reduced by any renumeration received by Mr. McKilligan for other employment and payment is subject to the receipt of a release of claims in favor of the Company and its affiliates from Mr. McKilligan.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of securities underlying unexercised options
	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael Cavanaugh (1)	5/8/2019	500,000	-	0.35	5/8/2029
	6/27/2019	125,000	125,000	0.30	6/27/2029

Richard McKilligan (2)	8/6/2012	10,000	-	2.70	8/6/2022
	1/1/2015	20,000	-	3.40	1/1/2025
	5/21/2015	20,000	-	2.10	5/21/2025
	7/18/2016	370,234	-	0.50	7/18/2026
	12/27/2017	75,000	-	1.81	12/27/2027
	6/27/2019	125,000	125,000	0.30	6/27/2029

Brandon Zipp (3)	3/11/2013	2,500	-	4.20	3/11/2023
	3/12/2013	7,500	-	4.40	3/12/2023
	4/3/2014	15,000		4.20	4/3/2024
	1/1/2015	20,000	-	3.40	1/1/2025
	5/21/15	20,000	-	2.10	5/21/2025
	7/18/2016	370,234	-	0.50	7/18/2026
	12/27/2017	75,000	-	1.81	12/27/2027
	5/8/2019	500,000	-	0.35	5/8/2029

(1)	Granted under the Company’s 2012 Equity Incentive Plan, the awards include (i) an option to purchase 500,000 shares of common stock, 250,000 of which vested in May 2020 and 250,000 of which became fully exercisable on May 8, 2021, and (ii) an option to purchase 250,000 shares of common stock, 125,000 of which vested in June 2020 and 125,000 of which become fully exercisable on June 27, 2021.

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(2)	Granted under the Company’s 2012 Equity Incentive Plan, the awards include (i) an option to purchase 10,000 shares of common stock, all of which were vested and fully exercisable as of January 1, 2015, (ii) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of January 1, 2017, (iii) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of May 21, 2017, (iv) an option to purchase 370,234 shares of common stock, all of which were vested and fully exercisable as of July 1, 2018, (v) an option to purchase 75,000 shares of common stock, all of which were vested and fully exercisable as of December 27, 2019, and (vi) an option to purchase 250,000 shares of common stock, 125,000 of which vested in June 2020 and 125,000 of which become fully exercisable on June 27, 2021.

(3)	Granted under the Company’s 2012 Equity Incentive Plan, the awards include (i) an option to purchase 2,500 shares of common stock, all of which were vested and fully exercisable as of March 11, 2016, (ii) an option to purchase 7,500 shares of common stock, all of which were vested and fully exercisable as of March 21, 2016, (iii) an option to purchase 15,000 shares of common stock, all of which were vested and fully exercisable as of April 3, 2016, (iv) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of January 1, 2017, (v) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of May 21, 2017, (vi) an option to purchase 370,234 shares of common stock, all of which were vested and fully exercisable as of July 1, 2018, (vii) an option to purchase 75,000 shares of common stock, all of which were vested and fully exercisable as of December 27, 2019, and (viii) an option to purchase 500,000 shares of common stock, 250,000 of which vested in May 2020, and 250,000 of which became fully exercisable on May 8, 2021.

Compensation of Directors

Directors receive a combination of cash and equity awards as compensation for their service. There are no additional fees paid for meetings attended although our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and committees.

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Director Compensation Table

The following table shows compensation paid to our non-employee directors during the fiscal year ended March 31, 2021:

Name	Fees earned or paid in cash	Option Awards (non-cash)(1)	All other Compensation	Total
Richard Celeste (1)	$36,000	$79,292	-	$115,292

Edward Feighan (1)	$136,000	$113,489		$249,489

(1)	As of March 31, 2021, the aggregate number of stock and option awards held by each of our non-employee directors was as follows: (i) Mr. Celeste held an option award to purchase 500,000 shares of our common stock with an exercise price of $0.35 per share, all of which are fully vested and (ii) Mr. Feighan held an option award to purchase 500,000 shares of our common stock with an exercise price of $0.35 per share, all of which are fully vested, and an option to purchase 250,000 shares of our common stock with an exercise price of $0.30 per share, 125,000 of which vested in June 2020 and 125,000 of which become fully exercisable on June 27, 2021. The method used and the assumptions made to calculate the amortization are described in Footnote 5 of the financial statements and the accompanying notes for the years ended March 31, 2021 and 2020 appearing in our Annual Report on Form 10-K.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our current executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, the address of each person named in the table is: c/o Vitality Biopharma, Inc., 1901 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Shares of our common stock subject to options, warrants or other rights currently exercisable or exercisable within 60 days after June 18, 2021, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants, convertible notes or other rights, but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)
Directors and Names Executive Officers
Edward Feighan (2)	3,440,917	6.8
Richard Celeste (3)	500,000	1.0
Michael Cavanaugh (4)	1,629,791	3.2
Richard McKilligan	745,234	1.4
Dr. Brandon Zipp	1,074,234	2.1
Current Directors and Executive Officers as a Group (5 persons)	7,390,176	14.5
Joseph LoConti (7)	13,153,063	25.9

(1)	Based on 50,840,147 shares of our common stock issued and outstanding as of May 18, 2021. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

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(2)	Includes (i) 502,500 shares of the Company’s common stock acquired in connection with a Securities Purchase Agreement dated October 19, 2018, (ii) 100,376 shares of the Company’s common stock acquired in connection with a Share Exchange Agreement dated October 19, 2018, (iii) 1,402,813 shares of the Company’s common stock acquired in connection with an amendment dated January 18, 2019 to the Securities Purchase Agreement dated October 19, 2018, and (iv) options to purchase 750,000 shares of common stock, 375,000 of which vested in May and June 2020, 250,000 of which vested on May 8, 2021, and 125,000 of which shall vest on June 27, 2021. Also includes (x) 167,500 shares of the Company’s common stock acquired by The Feighan Family Fund, LLC (the “Feighan Fund”), an entity beneficially owned by Mr. Feighan in connection with a Securities Purchase Agreement dated October 19, 2018, (y) 50,124 shares of the Company’s common stock acquired by the Feighan Fund in connection with a Share Exchange Agreement dated October 19, 2018, and (z) 467,604 shares of the Company’s common stock acquired by the Feighan Fund in connection with an amendment dated January 18, 2019 to the Securities Purchase Agreement dated October 19, 2018.

(3)	Includes an option to purchase 500,000 shares of common stock, 250,000 of which vested in May 2020 and 250,000 of which vested on May 8, 2021.

(4)	Includes (i) 50,000 shares of the Company’s common stock acquired in connection with a Securities Purchase Agreement dated October 19, 2018, (ii) 257,500 shares of the Company’s common stock acquired in connection with a Share Exchange Agreement dated October 19, 2018, (iii) 572,291 shares of the Company’s common stock acquired in connection with an amendment dated January 18, 2019 to the Securities Purchase Agreement dated October 19, 2018, and (iv) options to purchase 750,000 shares of common stock, 375,000 of which vested in May and June 2020, 250,000 of which vested on May 8, 2021, and 125,000 of which shall vest on June 27, 2021.

(5)	Includes (i) a grant of 10,000 shares of restricted common stock, which vested as of January 1, 2015, (ii) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of January 1, 2017, (iii) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of May 21, 2017, (iv) an option to purchase 370,234 shares of common stock, all of which were vested and fully exercisable as of July 1, 2018, (v) an option to purchase 75,000 shares of common stock, all of which were vested and fully exercisable as of December 27, 2019, and (vi) an option to purchase 250,000 shares of common stock, 125,000 of which vested in June 2020, and 125,000 of which shall vest on June 27, 2021.

(6)	Includes (i) 64,000 shares of common stock, of which 50,000 shares were purchased on the open market and 14,000 of which represent restricted stock awards and were vested and fully exercisable as of January 1, 2016, (ii) an option to purchase 2,500 shares of common stock, all of which were vested and fully exercisable as of March 11, 2016, (iii) an option to purchase 7,500 shares of common stock, all of which were vested and fully exercisable as of March 21, 2016, (iv) an option to purchase 15,000 shares of common stock, all of which were vested and fully exercisable as of April 3, 2016, (v) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of January 1, 2017, (vi) an option to purchase 20,000 shares of common stock, all of which were vested and fully exercisable as of May 21, 2017, (vii) an option to purchase 370,234 shares of common stock, all of which were vested and fully exercisable as of July 1, 2018, (viii) an option to purchase 75,000 shares of common stock, all of which were vested and fully exercisable as of December 27, 2019, and (xi) an option to purchase 500,000 shares of common stock, 250,000 of which vested in May 2020, and 250,000 of which vested on May 8, 2021.

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(7)	This information is based solely on Amendment No. 2 to Schedule 13D filed on April 2, 2019. Joseph LoConti has reported the sole power to vote and dispose of 7,022,584 shares of the Company’s common stock and the shared power to vote and dispose of 6,130,479 shares of the Company’s common stock. Mr. LoConti’s address is 200 Park Avenue, Suite 400, Orange Village, Ohio 44122.

RELATED PARTY TRANSACTIONS

On April 23, 2012, we entered into a lease agreement with One World Ranches LLC, an entity jointly owned by Dr. Avtar Dhillon, the former Chairman of our Board of Directors and his wife, Diljit Banins, pursuant to which we leased certain office and laboratory space located in Yuba City, California. Our rent payments thereunder were $2,300 per month until May 1, 2017 and increased to $2,600 per month on May 1, 2017. That lease agreement terminated on May 1, 2020.

On May 8, 2019, the Company and Mr. Robert Brooke, the former Chief Executive Officer of the Company, entered into a Separation Agreement and Release (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Brooke received a severance payment equal to six-months’ salary, payable in six equal monthly installments of $18,750, reimbursement of COBRA payments for up to 12 months, and agreed to release any and all claims against the Company and its affiliates.

Except as described above, during the fiscal years ended March 31, 2021 and 2020, and through the filing of this Proxy Statement, there have been no transactions, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest.

SUBMISSION OF PROPOSALS FOR NEXT ANNUAL MEETING

The deadline for submitting a stockholder proposal for inclusion in the Company’s Proxy Statement and Form of Proxy for the Company’s Annual Meeting of stockholders to be held in 2022 (the “2022 Annual Meeting”) is currently expected to be January 17, 2022. Stockholder proposals should be directed to the Company via certified mail, Attention: Corporate Secretary, 1901 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Any stockholder proposal submitted other than for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must be delivered to the Company no later than January 17, 2022 or such proposal will be considered untimely. If a stockholder proposal is received after March 18, 2022, the Company may vote ALL proxies in its discretion as to the proposal.

ANNUAL REPORTS

The Company will furnish without charge to each person from whom a proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Forms 10-K of the Company for the fiscal year ended March 31, 2021, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Attention: Corporate Secretary, 1901 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067.

SOLICITATION OF PROXIES

The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview or telephone. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation.

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OTHER MATTERS

The directors know of no other matters that are likely to be brought before the Annual Meeting. The Company did not receive notice of any other matter intended to be raised by a stockholder at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

The Audit Committee Report (including reference to the independence of the sole Audit Committee member) is not deemed filed with the SEC or subject to the liabilities of Section 18 of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate such information by reference.

By Order of the Board of Directors

/s/ Richard McKilligan

Richard McKilligan

Counsel and Corporate Secretary

June 21, 2021

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ANNEX A

VITALITY BIOPHARMA, INC.

2021 STOCK INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “162 Grandfather” means the application of the Code pursuant to any favorable grandfathering of the pre-2018 terms of Section 162(m) of the Code under either federal or state tax law.

(b) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(d) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(e) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(f) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(g) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(h) “Board” means the Board of Directors of the Company.

(i) “Change in Control” means a change in ownership or control of the Company after the Registration Date effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Vitality BioPharma, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the first day immediately following the expiration of such three (3) month period.

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(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code and the 162 Grandfather.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

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(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding anything contained herein to the contrary, with respect to an Incentive Stock Option, a Grantee will not have a “Disability” hereunder unless the Grantee has a condition that results in the Grantee being permanently and totally disabled within the meaning of Code Section 22(e)(3).

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith pursuant to the reasonable application of a reasonable valuation method within the meaning of Treas. Reg. 1.409A-1(b)(5)(iv)(B).

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

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(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code when appropriate to preserve the 162 Grandfather.

(ff) “Plan” means this 2021 Stock Incentive Plan.

(gg) “Registration Date” means the first to occur of (i) the date the Common Stock is listed on one or more established stock exchanges or national market systems; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(hh) “Related Entity” means any Parent or Subsidiary of the Company.

(ii) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

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(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(mm) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(nn) “Share” means a share of the Common Stock.

(oo) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Ten Million (10,000,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, Shares are repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, Shares issued under Awards are settled in cash or property in lieu of Shares or are exchanged for Awards that will not be settled in Shares, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the established stock exchange or national market system on which the Common Stock is traded or Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

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(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 below, or the 162 Grandfather expires, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

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(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. Notwithstanding the foregoing, (A) the reduction or increase of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and (B) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award, in each case, shall not be subject to shareholder approval;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, timing of payment, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, factors as determined by the Administrator including without limitation any of the following: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue or revenue growth, (iv) operating income, net operating profit or pre-tax profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue, (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation, and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and product development, (xviii) company project milestones and (xix) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

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(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect including the 162 Grandfather) ceases to apply to Awards, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code, the regulations thereunder, or the 162 Grandfather, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

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(ii) Individual Limit for Restricted Stock and Restricted Stock Units. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect including the 162 Grandfather) ceases to apply to Awards, for awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

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(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

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(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award and may, but is not required to, withhold at the maximum statutory withholding rate (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

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8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

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10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Award.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

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12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Effect of Section 162(m) of the Code. Section 162(m) of the Code does not apply to the Plan prior to the Registration Date. Following the Registration Date, the Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earlier of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the first calendar year following the calendar year in which the Company is required to register its shares of Common Stock under Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained when appropriate to preserve the 162(m) Grandfather.

19. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

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20. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. Rights of Grantee. A Grantee shall not have any of the rights of a shareholder of the Company until such time as the Shares are issued.

23. Excise Tax. Unless otherwise provided in any Award Agreement, if any payment or right accruing to a grantee under this Plan (without the application of this Section 23), either alone or together with other payments or rights accruing to the Grantee from the Company (“Total Payments”) would constitute a “parachute payment” (as defined in Code Section 280G and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Grantee, and such determination shall be conclusive and binding on the Grantee. The Grantee shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 23 shall apply with respect to any person only if, after reduction for any applicable federal excise tax imposed by Code Section 4999 and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Section 23 and after reduction for only federal income taxes.

24. No Deferred Compensation; Compliance with Section 422. The Company intends that all Awards granted under this Plan shall be excluded from coverage under or comply with Code Section 409A and the interpretive authorities promulgated thereunder, and the provisions of this Plan and any Award Agreement shall be construed in a manner to carry out that intention. Notwithstanding any other provision of this Plan to the contrary, payments provided under this Plan may only be made upon an event and in a manner that complies with Code Section 409A or an applicable exemption. Any payments under this Plan that may be excluded from Code Section 409A either as stock option or stock appreciation right under Treas. Reg. §1.409A-1(b)(5), as restricted property under Treas. Reg. §1.409A-1(b)(6), or as a short-term deferral under Treas. Reg. §1.409A-1(b)(4) shall be excluded from Code Section 409A to the maximum extent possible. For purposes of Code Section 409A, each installment payment provided under this Plan shall be treated as a separate payment. The Company intends that all Incentive Stock Options granted under this Plan shall comply with Code Section 422 and the interpretive authorities promulgated thereunder, and the provisions of this Plan and any Award Agreement shall be construed in a manner to carry out that intention.

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25. Compliance with Section 409A. In the event that this Plan or any Award or any provision thereof is determined by the Administrator to be subject to and not in compliance with Code Section 409A, the Company may amend this Plan or Award to correct such non-compliance to the extent permitted under any guidance, procedure or other method promulgated by the Internal Revenue Service now or in the future that provides for such correction to avoid or mitigate any taxes, interest or penalties that otherwise would be incurred by a Grantee on account of such non-compliance. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with Code Section 409A, and nothing contained in this Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to any Grantee. Neither the Company and its Related Entities, nor their respective Directors, officers, Employees, or advisors (other than as a Grantee) shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by such Grantee or other taxpayer as a result of this Plan or any Award hereunder failing to comply with Code Section 409A.

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This proxy is solicited on behalf of the Board of Directors

VITALITY BIOPHARMA, INC.

VOTE BY INTERNET - www.vitalitybiopharma.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on August 11, 2021. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints Michael Cavanaugh, and Richard McKilligan, the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of the Common Stock of Vitality Biopharma, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at 9:00 a.m., local time, on August 12, 2021 at The Medina Room, Marriott Cleveland East at 26300 Harvard Road, Warrensville Heights, OH 44122, and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 5. On Proposal 4, the Board of Directors recommends 3 years.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Nominee	For	Withhold
1a. Edward Feighan	☐	☐
1b. Richard Celeste	☐	☐
1c. Michael Cavanaugh	☐	☐

Proposal	For	Against	Abstain
2. To approve the Vitality Biopharma, Inc. 2021 Stock Incentive Plan.	☐	☐	☐
3. To consider and, in an advisory (non-binding) vote, approve the Company's executive compensation program.	☐	☐	☐

Proposal	3 years	2 years	1 year	Abstain
4. To consider and, in an advisory (non-binding) vote, approve the Board's recommendation regarding the frequency of an advisory vote on the Company's executive compensation program.	☐	☐	☐	☐

Proposal	For	Against	Abstain
5. Ratify the appointment of Meaden & Moore, Ltd. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

	Date	Signature (Joint Owners)	Date